Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account A, SEC File No. 811-06459 (the “Registrant”) Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
AB Variable Products Series Fund, Inc.	811-05398
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
American Funds Insurance Series	811-03857
BlackRock Variable Series Funds, Inc.	811-03290
BlackRock Variable Series Funds II, Inc.	811-23346
Davis Variable Account Fund, Inc.	811-09293
Eaton Vance Variable Trust	811-10067
Federated Hermes Insurance Series	811-08042
Franklin Templeton Variable Insurance Products Trust	811-05583
Janus Aspen Series	811-07736
Lincoln Variable Insurance Products Trust	811-08090
MFS® Variable Insurance Trust	811-08326
PIMCO Variable Insurance Trust	811-08399
Pioneer Variable Contracts Trust	811-08786
Transamerica Funds	811-04556
Transamerica Series Trust	811-04419
Wanger Advisors Trust	811-08748

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/ Brian G. Stallworth

Brian G. Stallworth Esq.

Transamerica Life Insurance Company